UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2017

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 12, 2017, RAIT Financial Trust, or RAIT, filed a prospectus supplement, or the DRSPP prospectus supplement, to RAIT’s shelf registration statement on Form S-3 (File No. 333-217776), or the 2017 shelf registration statement, registering the offer and sale of up to 1,000,000 of RAIT’s common shares pursuant to RAIT’s dividend reinvestment and share purchase plan, or the DRSPP, under the Securities Act of 1933, as amended, or the Securities Act. The 2017 shelf registration statement was declared effective by the Securities and Exchange Commission, or the SEC, as of June 9, 2017. RAIT had previously filed a registration statement on Form S-3 (File No. 333- 195547), or the 2014 registration statement, to register the offer and sale of its common shares pursuant to the DRSPP under the Securities Act, which 2014 registration statement was declared effective by the SEC as of May 13, 2014.  Pursuant to Rule 415(a)(5) promulgated under the Securities Act, future offers and sales under the 2014 registration statement were restricted as of May 13, 2017. As a result, effective upon the filing of the DRSPP prospectus supplement, all offers and sales of our common shares pursuant to the DRSPP are made pursuant to the DRSPP prospectus supplement and are no longer made pursuant to the 2014 registration statement. A copy of the opinion of Duane Morris LLP relating to the legality of the issuance and sale of our common shares pursuant to the DRSPP is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits furnished as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

June 12, 2017	By:	/s/ Scott L.N. Davidson

Name: Scott L.N. Davidson
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Duane Morris LLP regarding legality
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)